                                                                    Exhibit 13.1
                                                                    ------------

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 20-F of Celanese AG (the
"Company") for the nine months ended September 30, 2004 as filed with the
Securities and Exchange Commission on the date hereof (the Report"), the undersigned, Andreas Pohlmann, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Dated: March 30, 2005

By: /s/ Andreas Pohlmann
----------------------------
Name: Andreas Pohlmann
Title: Chief Executive Officer